UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2022 (March 31, 2022)
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.      Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 31,115,103 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 27,967,721 shares, representing approximately 90% of the total outstanding shares. At the Annual Meeting, the stockholders voted on three proposals, as described in greater detail in the Definitive Proxy Statement and cast their votes as described below.

1.The following individuals were elected to serve as directors of the Company, each of whom will hold office until the 2023 annual meeting of stockholders or until that person’s successor is duly elected and qualified. Votes cast were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Lynne Fox	26,947,459	464,135	1,881	554,246
Donald Bouffard, Jr.	26,847,888	562,570	3,017	554,246
Maryann Bruce	27,256,713	154,731	2,031	554,246
Mark A. Finser	22,661,160	4,748,380	3,935	554,246
Darrell Jackson	26,953,790	454,767	4,916	554,246
Julie Kelly	26,972,324	437,323	3,830	554,246
JoAnn S. Lilek	27,257,181	151,414	4,880	554,246
John McDonagh	27,133,690	274,919	4,866	554,246
Robert Romasco	22,661,881	4,747,728	3,866	554,246
Edgar Romney, Sr.	26,971,639	437,970	3,866	554,246
Priscilla Sims Brown	27,246,938	164,504	2,033	554,246
Stephen R. Sleigh	27,140,329	269,280	3,866	554,246

2.The appointment of Crowe LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022 was ratified. Votes cast were as follows:

FOR	AGAINST	ABSTAIN
27,711,854	55,542	200,323

3.The compensation of the Company’s named executive officers was approved on a non-binding and advisory basis. Votes cast were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
25,796,042	1,605,648	11,785	554,246

Item 7.01.      Regulation FD Disclosure.

On April 27, 2022, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K and that is incorporated by reference into this Item announcing that the Company’s Board of Directors had declared a quarterly dividend of $0.08 per share payable on May 25, 2022 to stockholders of record on May 11, 2022.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits See Exhibit Index to this report.

Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 27, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	Chief Executive Officer

Date: April 27, 2022
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